UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 24, 2021

FORTERRA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37921	37-1830464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

511 East John Carpenter Freeway, 6th Floor
Irving, TX 75062

(Address of principal executive offices, including ZIP code)
(469) 458-7973

(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FRTA	Nasdaq Stock Market LLC

Securities Registered Pursuant to Section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.
As previously disclosed, on February 19, 2021, Forterra, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Quikrete Holdings, Inc., a Delaware corporation (“Parent”), and Jordan Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent. The consummation of the Merger is subject to the satisfaction or waiver of certain conditions, including, among others, the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).
In order to address some of the divestitures anticipated to be required by the U.S. Department of Justice (the “DOJ”) to obtain approval under the HSR Act for the consummation of the Merger and the other transactions contemplated by the Merger Agreement, on November 24, 2021, Forterra Pipe & Precast, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (“FP&P”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Eagle Corporation, a Virginia corporation (“Eagle”), and Parent.
Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, contemporaneously with the closing of the Merger and the other transactions contemplated by the Merger Agreement, Eagle will purchase FP&P’s 50% equity interest in Concrete Pipe & Precast, LLC (“CP&P”), a joint venture with Eagle (the “CP&P Sale”) for a purchase price of $105,000,000 (subject to certain adjustments as described in the Purchase Agreement). Consummation of the CP&P Sale is subject to customary closing conditions, including, among others, the consummation of the Merger and approval by the DOJ.
The Purchase Agreement contains certain termination rights for FP&P and Eagle, including, among others, the right to terminate the Purchase Agreement (i) by either party if the CP&P Sale has not occurred by March 22, 2022, which date may be extended under certain circumstances described in the Purchase Agreement, (ii) by either party in the event of the issuance of a final and non-appealable governmental order that prohibits the CP&P Sale or if FP&P notifies Eagle that (x) the Merger is not occurring or (y) the Merger Agreement has been terminated and (iii) by FP&P if FP&P determines in good faith in its reasonable discretion that the DOJ is not likely to approve the CP&P Sale and the Merger.

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K, and the documents referred to herein, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have used the words “approximately,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “future,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will” and similar terms and phrases to identify forward-looking statements. All of our forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we are expecting, including:

•risks related to the consummation of the Merger and the CP&P Sale, including the risks that (i) the Merger or the CP&P Sale may not be consummated within the anticipated time period, or at all, (ii) the parties to the Merger may fail to secure the termination or expiration of any waiting period applicable under the HSR Act and (iii) other conditions to the consummation of the Merger under the Merger Agreement or the CP&P Sale under the Purchase Agreement may not be satisfied;

•the effects that any termination of the Merger Agreement or the Purchase Agreement may have on the Company or its business, including the risks that the Company’s stock price may decline significantly if the Merger and the Purchase Agreement are not completed, which may have a chilling effect on alternatives to the Merger;

•the risk that a condition to closing of the Merger or CP&P Sale may not be satisfied;

•the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the Purchase Agreement; and

•additional factors discussed in our filings with the SEC.

The forward-looking statements contained in this Current Report on Form 8-K are based on management’s current plans, estimates and expectations in light of information currently available to the Company and are subject to uncertainty and changes in circumstances. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. Actual results may differ materially from these expectations due to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the other factors described in Item 1A, “Risk Factors” in the Company’s 2020 10-K filed with the SEC on February 25, 2021. The COVID-19 pandemic may also precipitate or exacerbate these and other unknown risks and uncertainties. Additional factors or events that could cause our actual results to differ may also emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. Any forward-looking statement made by the Company speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed Merger, on March 24, 2021 the Company filed with the SEC a Schedule 14C Definitive Information Statement (the “Information Statement”) for its stockholders with respect to the approval of the proposed transaction described herein and commenced mailing of the Information Statement to the Company’s stockholders. You may obtain copies of all documents filed by the Company with the SEC regarding this transaction, free of charge, at the SEC’s website, www.sec.gov or from the Company’s website at https://investors.forterrabp.com/.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

104	Cover Page Interactive Data File – The cover page from the Company’s Current Report on Form 8-K filed on December 1, 2021 is formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Forterra, Inc.

/s/ Lori M. Browne
Lori M. Browne
Executive Vice President, General Counsel and Secretary
Date: December 1, 2021